Other income	12 Months Ended
Mar. 31, 2019
Other income
Other income

10  Other income

	March 31,
	2017	2018	2019
Excess provision written back	20,716	15,441	22,063
Government grant	—	69,573	233,180
Gain on sale of property, plant and equipment (net)	622	1,369	5,050
Miscellaneous income	3,944	3,618	3,492
Total	25,282	90,001	263,785

Government grant represents the Company’s entitlement to receive duty credit scrips as grant under Service Exports from India Scheme (SEIS) from the Government of India on achievement of certain conditions as notified under the scheme. Such scrips can be utilized against the payment of custom duty at the time of import of goods or services to India. Refer to note 27 for more details.

Excess provision written back represent trade payables, that through the expiry of time, the Group has no further legal obligation to vendors.